                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 15, 1998

                      DONALDSON, LUFKIN & JENRETTE, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                  1-6862                                13-1898818
         ------------------------                    ----------------
         (Commission File Number)                    (I.R.S. Employer
                                                   (Identification No.)

           277 Park Avenue, New York, New York,           10172
         ---------------------------------------        ----------
         (Address of principal executive office)        (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000

Item 5. Other Events

         A press release dated October 13, 1998, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit concerning third quarter financial results and the information concerning the Company contained therein is hereby incorporated in its entirety by reference.

         (c) Exhibit

         Exhibit 99. 1       Press release dated October 13, 1998.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Donaldson, Lufkin & Jenrette, Inc.

                                  /s/ Marjorie White
                                  -----------------------------------
                                  Marjorie White
                                  Secretary


October 15, 1998